                                                                    Exhibit 10.8

     THIS Lease, made and entered into this 29th day of May, 1985, by and between Chicago Title and Trust Company, not individually, but as Trustee under Trust Agreement dated February 1, 1977, and known as Trust Number 1069185, hereinafter called "Lessor", and AGI Incorporated, an Illinois Corporation, hereinafter called "Lessee";

                                  WITNESSETH:
                                  ----------

     1.   Premises
          --------

     For and in consideration of the covenants herein contained, Lessor hereby leases to Lessee, and Lessee hereby takes from Lessor, on the terms hereinafter set forth, the land and building, containing 256,629 square feet, situated in the County of Cook, State of Illinois, legally described on Exhibit "A" attached hereto and made a part hereof, together with (a) the exclusive use by Lessee, its agents, employees, customers and assigns (in common with others) of the parking facilities provided, (b) all rights, privileges, easements and appurtenances belonging to or in any pertaining to the said premises or the building and other improvements of which the premises are a part, and (c) all fixtures, appliances, furnaces, boilers, machinery, engines, motors, compressors, dynamos, elevators, fittings, piping, connections, conduits, ducts, partitions, and equipment and apparatus of every kind and description hereafter affixed or attached to any such building, structure or improvement, all machinery and equipment used or procured for use in connection with, or for the heating, cooling, lighting, plumbing, ventilation, air-conditioning, refrigeration, cleaning or general operation of any such building, structure or improvement.

     Said land, property and interests described in the paragraph immediately above, are hereinafter called the "premises" or "Demised Premises".

     2.   Base Term
          ---------

     The original terms of this Lease shall be for a period of seven (7) years, commencing on June 1, 1985 (hereinafter referred to as the "Commencement Date"), and ending at 11:59 p.m. on May 31, 1992 (unless this Lease shall sooner terminate as provided herein) upon and subject to the written covenants, agreements, terms, provisions and limitations hereinafter set forth, all of which Lessee covenants and agree to perform and observe.

     3.   Rent
          ----

     (a) In consideration of the leasing aforesaid, Lessee covenants and agrees to pay to Lessor rental (hereinafter referred to as "Net Rent") for said Demised Premises in the amount of FIVE HUNDRED SIX THOUSAND and 00/100 DOLLARS ($506,000.00) per year, payable in monthly installments in advance in the amount of FORTY TWO THOUSAND ONE HUNDRED SIXTY-SIX and 67/100 DOLLARS ($42,166.67) on the first day of each and every month thereafter, to and including May 1, 1992.

     (b) The aforesaid Net Rent shall be in addition to and over and above all other payments and reimbursements to be made by Lessee as hereinafter provided. The Net Rent shall be paid to Lessor without notice or demand and without abatement, deduction or set-off. It is the purpose and intent of Lessor and Lessee that the Net Rent shall be absolutely net to Lessor, so that this Lease shall yield, net, to be absolutely net to Lessor, so that this Lease shall yield, net, to Lessor, the Net Rent specified herein and that all taxes, costs, fees, interest, charges, expenses, reimbursements and obligations of every kind and nature whatsoever relating to the Demised Premises mortgage obligation against the Demised Premises) which may arise or become due during or out of the term of this Lease shall be paid or discharged by Lessee and Lessor shall be indemnified and saved harmless by Lessee from and against such taxes, costs, fees, interest, charges, expenses (including, without limitation all utility expenses), reimbursements and obligations; and in the event of non-payment thereof, Lessor shall have, in addition to all other rights and remedies, all the rights and remedies provided for herein or by law in the case of non-payment of the Net Rent.

     (c) All rents shall be paid in such lawful money of the United States of America as Lessor may designate in writing at the time or from time to time during the demised term. Lessee shall pay the Net Rent herby reserved at such place as Lessor may from time to time previously designate in writing, and in the absence of such designation, to Ruby North Partnership c/o Donald W. Kosterka, 1950 North Ruby, Melrose Park, Illinois 60160.

     4.   Taxes and Assessments
          ---------------------

     (a) Lessee shall pay all taxes and assessments, general and special, water rates, and all other governmental impositions, ordinary and extraordinary, of every kind and nature whatsoever, unforeseen, as well as foreseen, levied or assessed upon the said Demised Premises, or any part thereof, or upon any buildings or improvements at any time situated thereon, or levied or assessed upon the interest of Lessor in or under this Lease during the term of this Lease, all of which said taxes, assessments and other impositions shall paid by Lessee before the same shall become delinquent. Lessee shall pay all of the general taxes levied upon said premises and the buildings or improvements thereon for each and every year thereafter during the term hereby demised, including the general taxes for the year 1992. If it shall appear that the general taxes levied upon said premises and the buildings and improvements thereon for the year 1992 shall not become due and payable during the term hereby demised, then Lessee shall not later than the last day of the term deposit with Lessor an amount sufficient to pay the general taxes for the year 1992, if the amount of such taxes can be determined or, if not, an amount sufficient to pay such taxes can be determined or, if not, amount sufficient to pay such taxes as estimated by Lessor in good faith, which amount shall be applied to the payment of such taxes when the same become payable and any excess refunded to, or deficiency paid by, Lessee.

     (b) Nothing herein contained shall be construed to require Lessee to pay any so-called income taxes assessed upon or in respect of the income of Lessor, or any income taxes chargeable to, or required to be paid by, Lessor, nor shall anything in this Lease contained be construed to require Lessee to pay any franchise tax or any so-called inheritance, estate or transfer tax growing out of any inheritance, devise, gift, transfer or conveyance of Lessor's estate, or of any interest in the reversion of said real estate.

     (c) Lessee shall deliver to Lessor from time to time the original receipts (or photostatic copies thereof) showing the payment of all said taxes, assessments and other impositions within thirty (30) days after the respective payments evidenced thereby, but not later than thirty (30) days after the date upon which such taxes would become delinquent; provided that, if the issuance of tax bills or the penalty date for the payment of any taxes shall be delayed, so that the first installment of such taxes for any year becomes payable after June 1st of the next succeeding year, or the second installment becomes payable after October 1st, of the next succeeding year, then on any such June 1st or October 1st, as the case may be, Lessee shall deposit with Lessor the amount of such taxes if then computable, or if not, an amount to cover such taxes estimated by Lessor in good faith, which amount shall be applied to the payment of such taxes when the same become payable and any excess refunded to, or deficiency supplied by, Lessee, or all to be refunded to Lessee if Lessee shall pay such taxes.

     (d) Lessor shall at its option have the right at all times during the said demised term to pay any taxes, assessments, and interest and penalties on said taxes and assessments after rates or other charges or impositions upon said premises, the building and improvements at any time situated thereon, or any interest thereon remaining unpaid after the same shall have become delinquent, and to pay, cancel and clear off all taxes, sales, liens, charges and claims upon or against said Demised Premises, buildings and improvements from the same, or any of them, from time to time, and the amount so paid, including reasonable expenses, shall be so much additional rent due from Leasee to Lessor payable forthwith with interest as hereinafter specified from the date of such payment thereof by Lessor until the repayment thereof to Lessor by Lessee; it being expressly agreed, however, (all other provisions of this Lease to the contrary notwithstanding) that Lessee shall not be required to pay, discharge nor remove any tax, assessment, tax lien, or other imposition or charge upon or against the Demised Premises, or any part thereof, or the building and improvements at any time situated thereon, so long as Lessee shall in good faith proceed to contest the same, or the validity thereof, by appropriate legal proceedings, which shall operate to prevent the collection of the tax, assessment, lien or imposition so contested, or the sale of the Premises or any part thereof to satisfy the same; provided, however, that Lessee, not less than five (5) days before any tax assessment, lien or other imposition upon the Demised Premises or the improvements situated thereon, shall become delinquent, shall give notice in writing to Lessor or its intention to contest the validity of the same; and providing further that Lessee shall deposit at the time of giving such notice and from time to time thereafter as may be necessary, an amount in the aggregate sufficient to pay such contested tax, assessment, tax lien, or other imposition or charge, together with all interest and penalties in connection therewith as the same may accrue until final disposition of each contest (which amount deposited shall be held by Lessor without interest); in lieu of a cash deposit, Lessee may substitute Government Bonds, Treasury Bills, or other forms of security in an amount which would be sufficient to satisfy Lessee's obligation in such instances. It is agreed that until such legal proceedings are determined by a non-appealable order, and provided Lessee has made a deposit as required hereunder, Lessor shall not have the right to pay, remove or discharge the tax, assessment, lien or other imposition so contested.

     (e) It is mutually covenanted and agreed that notwithstanding the other provisions of this Lease, Lessee shall not be under obligation to pay installments of special assessments which are levied or assessed upon the Demised Premises during the term hereby demised, and which installments shall become due and payable after the expiration by lapse of time of the term hereby demised.

     (f) If under applicable law any tax charge or charges may at the option of the taxpayer be paid in installments, Lessee may elect to pay such tax charge or charges in installments as the same from time to time become due under applicable law, together with such interest as may accrue thereon as the result of such installment payment. Nevertheless if any such installments become due and are payable after the expiration of the term of this Lease, Lessee shall either pay all such installments accrued interest becoming due after the expiration of this Lease not later than the date for the payment of the last installment of the Net Rent, or shall then deposit with Lessor such cash or securities satisfactory to Lessor sufficient to pay such installments and interest then or thereafter accruing thereon) as and when the same become due.

     (g) Monthly deposits shall not be required hereunder unless deposits are required by the terms and conditions of a first mortgage on the Demised Premises or the Leasehold Estate.

     (a) Lessee, at its sole cost and expense, shall [****] the Demised Premises insured for the mutual benefit of Lessor and Lessee, during the term of this Lease, against loss or damage by fire and against loss or damage by other risks now or hereafter embraced by "Extended Coverage", including, without limitation, vandalism, malicious mischief, pressure vessel insurance, boiler insurance and sprinkler insurance (if applicable), in the amount of at least $3,616,500. The amount of said insurance shall at all times be sufficient to prevent Lessor or Lessee from becoming a co-insurer under the terms of the applicable policies, but in any event in an amount not less than eight percent (80%) of the then full replacement cost. Said policy shall contain (i) an Agreed Amount Endorsement, (ii) a Replacement Cost Endorsement, (iii) a Standard Mortgagee Clause, and (iv) an Inflation Guard Endorsement. If a dispute arises as to replacement cost, Lessee agrees to provide Lessor, at Lessee's expense, with an insurance appraisal prepared by an insurance appraiser approved by Lessor establishing full replacement cost in a manner satisfactory to the insurance carrier.

     (b) Lessee, at its sole cost and expense, but for the mutual benefit of Lessor and Lessee, shall maintain or cause to be maintained:

          (i) bodily injury and property damage liability insurance against claims for bodily injury, death or property damage, occurring in, on, or about the Demised Premises or any building which may be constructed by Lessee thereon and the elevators or escalators therein and on, in or about the adjoining alleys, streets, avenues, property and passageways, naming Lessor and Lessee as the insureds, such insurance to afford minimum protection, during the term of this Lease, of not less than One Million Dollars ($1,000,000.00) in respect to bodily injury or death to any one person, and of not less than One Million Dollars ($1,000,000.00) in respect of any one accident, and of not less than Fifty Thousand Dollars ($50,000.00) for property damage with not more than One Thousand Dollars ($1,000.00) deductible;

          (ii) boiler and pressure vessel insurance, provided any building upon and after its construction, contains a boiler or other pressure vessel;

          (iii) war risk insurance if and when a state of war or national or public emergency exists, and if and when such insurance is obtainable at standard rates, in an amount not less than the full insurable value thereof, or in the maximum amount of insurance obtainable;

          (iv) rent loss or business interruption insurance in the amount of at least $269,460 or equal to the rental income generated from the Demised Premises for six consecutive months, whichever is greater.

          (v) Comprehensive General Public Liability and Public Damage Insurance for an amount not less than $1,000,000 combined single limit for claims arising from any accident or occurrence in or upon the Demised Premises;

          (vi) Flood Insurance whenever in the opinion of Lessor such protection is necessary; and

          (vii) such other insurance policies as may be reasonably required from time to time by Lessor, upon written notice from Lessor to Lessee.

     (c) All policies of insurance shall provide that the proceeds thereof shall be payable to Lessee and Lessor as their respective interest may appear, and if and so long as there shall be a mortgage

[**************************] shall also be payable to the holders of such mortgage, as their interest may appear.

     (d) All policies of insurance shall be written [****] companies and amounts in each company satisfactory to Lessor and the holder of any mortgage on the Premises and shall be written in such form as shall be acceptable to such mortgages and Lessor. Such policies shall be delivered to Lessor accompanied by evidence satisfactory to Lessor and the holder of said mortgage that the premiums thereon have been paid, not less than thirty (30) days prior to the expiration of any then current policy, except that during such period of time as Premises are encumbered by the lien of any mortgage, then a duplicate original of such policies shall be delivered to the holder thereof (if obtainable or else a certificate evidencing said coverage) and in such event Lessee covenants to deliver or cause to be delivered to Lessor a certificate or certificates of the existence of such policies accompanied by evidence satisfactory to Lessor that the premiums thereof have been paid, not less than thirty (30) days prior to the expiration of any then current policy, together with the endorsement on such certificate or certificates whereby the insurance company or companies agree to give Lessor and such mortgagee notice of at least thirty (30) days or more, of any cancellations thereof, or any change therein.

     (e) Subject to the rights of any mortgagee of the Premises, the loss, if any, under such policies, except those for public liability, shall be adjusted with the insurance company or companies (a) by Lessee if the loss is less than $25,000.00, or (b) by Lessee and Lessor if the loss equals or exceeds $25,000.00. The loss so adjusted shall, provided the Premises are not then encumbered by a mortgage, be paid to Lessee if the same is less than 25,000.00 and to Lessor if the same equals or exceeds $25,000.00. If paid to a mortgagee, such proceeds must be held by such mortgagee subject to the obligation of Lessor to have the property repaired or rebuilt, and in such event the provisions of Paragraph 10 shall apply to the application of such proceeds in the same manner as though such mortgagee were Lessor hereunder. In any event the insurance monies so received by Lessor or Lessee shall be used as provided in Paragraph 10 this Lease. All such policies shall provide that the loss, if any, thereunder shall be adjusted and paid as hereinabove provided, subject, however, to the rights of any mortgagee whose interest may be included in any such policy or policies. Losses under public liability policies shall be adjusted by Lessee.

     In case Lessee shall at any time neglect to secure the insurance, as herein provided, then Lessor may after five (5) days's written notice to Lessee, at its election (and in addition to any other remedies of Lessor hereunder) procure or renew such insurance and add the amount paid therefor to the rent next thereafter falling due under this Lease, together with interest thereon as hereinafter specified from the date of payment thereof by Lessor until the same shall be repaid by Lessee.

     6.   Compliance with Laws and Regulations
          ------------------------------------

     Lessee agrees that it will comply with and conform to all laws and ordinance (Municipal, States and Federal) and any and all lawful requirements and orders of any properly constituted Municipal, State or Federal Board of Authority, or other Board exercising similar functions, present or future, in any way relating to the use or occupancy of the Demised Premises throughout the entire term of this Lease. Lessee also agrees to comply with recommendations of any insurance company, inspection bureau (such as the Illinois Inspection and Rating Bureau) or similar agency with respect to the premises. Lessee's compliance with the above laws, ordinances, and recommendations shall not, however, apply to any structural changes.

     Lessee agree not to; (a) permit any unlawful or immoral practice to be carried on or committed on the Demised Premises; (b) make any use of or allow the Demised Premises to be used in any of insurance thereof (c) keep or use or permit to [***] kept or used on said premises any inflammable fluids or [***] without in each instance obtaining the prior written approval [***] Lessor; (d) use the premises for any purpose whatsoever which might create a nuisance; (e) deface or injure the building or premises; (f) overload the floors; or (g) commit or suffer any waste.

     Lessee agrees not to install any electrical equipment that overloads lines servicing the Demised Premises. In connection with the installation or use of any electrical equipment Lessee shall, at Lessee's own expense, make form time to time whatever changes are necessary to comply with the requirements of the insurance underwriters, governmental authorities, the Illinois Inspection Bureau or of insurance inspectors designated by Lessor.

     7.   Repairs
          -------

     (a) With the exception of Lessor's responsibilities under Paragraph 10 herein, Lessee shall, at its own cost and expense, make all necessary repairs to and replacements of the Demised Premises, interior and exterior, structural and nonstructural, ordinary and extraordinary all in accordance with good standards for operation and maintenance. Lessee shall keep the Demised Premises in good condition and repair and in clean and neat order during the entire term of this Lease.

     (b) Lessee, at Lessee's sole cost and expense, shall maintain and repair the structural portions of the foundation, roof, exterior walls, structural members and columns, and any defects or damage to imbedded plumbing and electrical circuitry caused by structural defects in the roof, exterior walls, structural members and columns of the premises.

     (c) When used in this paragraph the term "repairs" shall include all necessary replacements, renewals, alterations, additions and betterments. All repairs made by Lessee shall be at least equal in quality and class to the original work.

     (d) With the exception of Lessor's responsibilities under Paragraph 10 herein, Lessor shall not be required to make any repairs or alterations in or to the Demised Premises. Lessee assumes the full and sole responsibility for the condition, operation, repair, replacement and maintenance of the Demised Premises.

     (e) By execution of this Lease, Lessee acknowledges that the Demised Premises and the improvements thereon have been received by Lessee in good and first class condition.

     8.   Indemnification
          ---------------

     Except for negligence of Lessor, Lessor's beneficiaries and their agents and employees, Lessee waives all claims against Lessor and Lessor's beneficiaries and their agents and employees for injury to persons or damage to property sustained by Lessee or any person claiming through Lessee resulting from any occurrence in or upon the Demised Premises or building of which they shall be a part, including, but not limited to, such claims for damages resulting from: (a) any equipment or appurtenances becoming out of repair; (b) the Demised Premises or the building being out of repair; (c) injury or damage done or occasioned by wind, water, flooding, freezing, fire, explosion, earthquake, excessive heat or cold, vandalism, riot, or disorder or other casualty; (d) any defect in or failure of plumbing, heating or air-conditioning equipment, electric wiring or installation thereof, gas, water, steam pipes, walks; (e) broken glass, (f) the backing up of any sewer pipe or downspout; (g) the bursting, leaking or running of any tank, tub, washstand, water closet, waste pipe, drain, cooling coil or any

Premises; (h) the escape of steam or hot water; (i) water, snow or ice being upon or coming through the roof, walks, or [****] other place upon or near such building or premises or otherwise; [***] the falling of any fixture, plaster or stucco; and (k) any act, omission, or negligence of co-tenants or of other persons or occupants of said building or of adjoining or contiguous buildings or of owners of adjacent or contiguous property.

     Except for those injuries or damages arising out of the negligence of Lessor, Lessor's beneficiaries or their agents or employees, Lessee agrees to indemnify, defend and hold harmless Lessor and Lessor's beneficiaries and their agents and employees, from and against all claims, liabilities, losses, damages and expenses for injury to or death of any person or loss of or damage to property in or upon said Demised Premises and including the person and property of Lessee, its employees, agents, invitees, licensees or others, it being understood and agreed that all property kept, stored or maintained in or upon said premises shall be at the risk of Lessee. The foregoing indemnity shall be in addition to Lessee's obligation to supply the insurance as required by Paragraph 5, and not in discharge of or substitution for same.

     If any damage to the Demised Premises or other property of Lessor results from any act or neglect of Lessee, its agents or employees, not covered by insurance, Lessor may, at its option, repair such damage, and Lessee shall promptly on demand reimburse Lessor for the cost thereof.

     9.   Liens
          -----

     Lessee agrees to keep the Demised Premises, and every part thereof, at all times during the term of this Lease, free and clear of mechanics' liens and other liens for labor, service, supplies, equipment or material, funished to the Demised Premises, and that it will at all times fully and promptly pay and discharge and wholly protect and save harmless Lessor against any and all demands or claims which may or could ripen into such liens or claims therefor.

     10.  Damage or Destruction
          ---------------------

     In the event the Demised Premises are damaged by fire, explosion, or other casualty or occurrence, Lessor shall repair or rebuild the Demised Premises. Lessor agrees that as soon as it is reasonably able, but not later than three months after receipt of insurance proceeds, it will commence to repair or rebuild, and that it must have the Demised Premises properly repaired or rebuilt for Lessee within 180 days from the date of damage.

     The proceeds of insurance policies covering fire and other hazards shall be applied to fully restore the premises as nearly as possible to their original condition or to restore the premises so that it will be equal in value to its original condition. Provided however, that if said damage occurs during the 11th through 15th year of the original term of this Lease, or during any renewal periods, Lessor may elect to rebuild or terminate this Lease upon giving written notice of such election in writing to Lessee within 45 days of the happening of the event causing the damage. Should Lessor decide to rebuild, Lessor agrees that it must have the Demised Premises properly repaired for Lessee within 180 days from the date of damage.

     Except as provided in Paragraph 16, no damage to or destruction of any improvement or building either by fire or other casualty or hazards, or in any other manner, or any condition rendering the Demised Premises untenantable or any permanant or temporary revocation or modification of any license, permit, privilege or right to occupy, use or maintain any street or sidewalk or any permanant or temporary deprivation of any right, privilege or easement appurtenence of any [****] operate as or be deemed an eviction partial or entire, of Lessee or in any way terminate, diminish, suspend, abate or impair the obligation of Lessee to pay the full rental herein provided or the obligation of Lessee to fully observe and perform all covenants on the part of Lessee herein contained or any other obligation of Lessee herein reserved for the benefit of Lessor. Lessee agrees that there shall be no abatement of rent during the period of time in which the Demised Premises are being repaired or rebuilt, even though the Demised Premises may be untenantable in whole or in part during said period of time. Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair or restoration.

     If Lessor is required or elects to rebuild the Demised Premises as herein provided, Lessee shall repair or replace its leasehold improvements including its fixtures, furniture, furnishings, floor coverings and equipment, and stock in trade, and if Lessee has closed, Lessee shall promptly reopen for business.

     Notwithstanding the foregoing, the rights and obligations of Lessor and Lessee under this paragraph 10 shall be subject to the terms and conditions of any mortgage of the Demised Premises by Lessor.

     11.  Alterations
          -----------

     Lessee shall not attach any fixtures or articles to any portion of the Demised Premises nor shall Lessee make any alterations, additions, improvements, changes or perform other work whatever in and to the Demised Premises which affect the structural components of the building or the general exterior appearance of the Demised Premises without in each instance obtaining the prior written approval of Lessor. Any alterations, additions, improvements changes or other work necessary or required to maintain the Demised Premises in a suitable condition for Lessee's business purposes under the provisions of this Lease shall be made by Lessee at Lessee's sole cost and expense.

     Lessee agrees, at Lessee's expense, to install all trade fixtures and such fixtures shall remain the property of Lessee, but same shall not be installed without the prior written approval of Lessor in instances where the general exterior appearance of the Demised Premises is altered. It is further agreed that all trade fixtures belonging to Lessee which are, or may be, put into the Demised Premises during the term hereof, whether exempt or not from sale under execution and attachment under the laws of the State of Illinois, shall at all times be subject to a first lien in favor of Lessor, for all rent or other sums which may become due to Lessor from Lessee under this Lease.

     12.  Utilities
          ---------

     Lessee shall apply to the applicable utility company or municipality for water electricity, gas, telephone and all other utility services required by Lessee for use in the Demised Premises.

     13.  Surrender of Premises and Holdover
          ----------------------------------

     Lessee, upon expiration or termination of this Lease, either by lapse of time or otherwise, agrees peaceably to surrender to Lessor the Demised Premises, including the alterations, additions, improvements, changes and fixtures other than Lessee's movable trade fixtures, in broom-clean condition and in good repair, except for damage caused by acts of God, ordinary use and wear and damage by fire or casualty. Lessee agrees to remove Lessee's trade fixtures upon any such expiration or termination and to repair all damage to the Demised Premises caused by such removal. Lessee's failure to remove all or part of Lessee's trade fixtures upon such expiration trade fixture and, it Lessor elects to remove all or any part of said fixtures, the cost of such removal, including [***] and damage to the Demised Premises caused by such [***] be paid by Lessee. In the event that Lessee shall fail to surrender the Demised Premises as provided above, Lessee agrees to pay Lessor, as liquidated damages a sum equal to twice the rental as provided for in this Lease to be paid by Lessee to Lessor for all the time Lessee shall so retain possession of the Demised Premises or any part thereof plus any additional rental payments provided for in this Lease; provided, however, that exercise of Lessor's rights under this clause shall not be interpreted as a grant of permission to Lessee to continue in possession.

     If Lessor shall at any time be entitled to rental or liquidated damages pursuant to any of the covenants, conditions or agreements of this Lease either
(1) after termination of Lessee's right to possession without termination of this Lease or (2) after the termination of this Lease, Lessor shall recover and Lessee agrees to pay all sums due under the provisions of this Lease.

     14.  Assignment and Subletting
          -------------------------

          Lessee shall not sell, assign, mortgage, pledge or in any manner transfer this Lease or any interest therein without in each case the consent in writing of Lessor first had and obtained; nor permit any transfer of Lessee's interest created hereby or allow any lien upon Lessee's interest by operation of law. Lessee shall be permitted to sublet portions of the Demised Premises to credit worthy subtenants without the consent of Lessor. In the event of any assignment or subletting, Lessee shall remain liable for the performance of all of its obligations hereunder.

     15.  Default of Tenant
          -----------------

     It is agreed that (i) if Lessee vacates or abandons the Demised Premises or permits the same to remain vacant or unoccupied for a period of ten (10) days, or (ii) if the rent, or any part thereof shall be unpaid for five (5) days after written notice thereof to Lessee, or (iii) if default shall be made in the prompt and full performance of any covenant, condition or agreement or breach of performance shall continue for more than a reasonable time (in no event to exceed thirty (30) days after written notice to Lessee, specifying such default, or breach of performance), or (iv) if any proceedings shall be commenced to declare Lessee bankrupt or insolvent or to obtain relief under any chapter or provision of any bankruptcy or debtor relief law or act or to reduce or modify Lessee's debts or obligations or to delay or extend the payment thereof, or if any assignment of Lessee's property be made for benefit of creditors, or if a receiver or trustee be appointed for Lessee or Lessee's property or business, then Lessor may treat the occurrence of any one or more of the foregoing events as a breach of this Lease and thereupon at its option, without further notice or demand of any kind to Lessee or any other person, may have, in addition to all other legal or equitable remedies, the following described remedies:

     (a) Lessor may elect to terminate this Lease and the term created hereby in which event Lessor forthwith may repossess the Demised Premises and Lessee shall pay at once to Lessor as liquidated damages a sum of money equal to the rental provided in Paragraph 3 of this Lease to be paid by Lessee to Lessor for the balance of the stated term of this Lease less the fair rental value of the Demised Premises for said period.

     (b) Lessor may elect to terminate Lessee's right of possession without termination of this Lease in which event Lessee agrees to surrender possession and vacate the Demised Premises immediately and deliver possession thereof to Lessor and Lessee hereby grants to

Premises, in whole or in part, with or without process of law to dispossess Lessee of the Demised Premises or any [****] hereof and to expel or remove Lessee and any other person, firm [****] corporation who may be occupying or within the Demised Premises or any part thereof and remove any and all property therefrom without terminating the Lease or releasing Lessee in whole or in part from Lessee's obligation to pay rent and perform the covenants, conditions and agreements to be performed by Lessee as provided in this Lease; without being deemed in any manner quilty of trespass, eviction or forcible entry or detainer; and without relinquishing Lessor's right to rental or any other right of Lessor under this Lease or by operation of law.

     Upon and after entry into possession without terminating the Lease, Lessor may, but shall not be obligated to relet all or any part to the Demised Premises for the account of Lessee for such rent and upon such terms and to such person, firm or corporation and for such period or periods as Lessor in Lessor's sole discretion shall determine, and Lessor shall not be required to accept any tenant offered by Lessee, to observe any instruction given by Lessee about such reletting or to do any act or exercise any care or diligence with respect to such reletting or to the mitigation of damages of Lessee. For the purpose of such reletting, Lessor may decorate or make repairs, changes, alterations or additions in or to the Demised Premises to the extent deemed by Lessor desirable or convenient. All such consideration so received shall be the sole property of Lessor; provided, however, if the consideration collected by Lessor upon any such reletting for Lessee's account is not sufficient to pay the rental reserved in this Lease together with an amount equal to five percent (5%) of the rent provided for in any new Lease as liquidated damages and the cost of repairs, alternations, additions redecorating and Lessor's other expenses, Lessee agrees to pay to Lessor the deficiency upon demand.

     The service of five-day notice, demand for possession, a notice that the tenancy hereby created will be terminated on the date therein named, institution of an action of forcible detainer or ejectment or the entering of a judgement for possession in such action, or any other act or acts resulting, in the termination of Lessee's right to possession of the Demised Premises shall not relieve Lessee from Lessee's obligation to pay the rent hereunder during the balance of the term or any extension thereof, except as herein expressly provided. Lessor may collect and receive any rent due from Lessee; and the payment thereof shall not constitute a waiver of or affect any notice or demand given, suit instituted or judgement obtained by Lessor, or be held to waive, affect, change, modify or alter the rights or remedies which Lessor has in equity or at law or by virtue of the Lease.

     The acceptance of liquidated damages by Lessor under any of the provisions of this Lease shall not preclude Lessor from the enforcement of any of the covenants or agreements of this Lease, nor shall any other act which infers recognition of the tenancy operate as a waiver of Lessor's right to terminate this Lease or operate as an extension of this Lease.

     16.  Eminent Domain
          --------------

     In the event of condemnation by eminent domain (or similar law authorizing the involuntary taking of private property, which shall include a sale in lien thereof to a public body) of all or a portion of the Demised Premises by any public, quasi-public or other authority or entity legally endowed with said power, the respective rights and obligations of the parties hereto shall be as follows:

     (a) If the entire Demised Premises is taken under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein call "condemnation"), this lease possession, and rent payable hereunder shall be apportioned as of such termination date.

     (b) If more than 50% of the floor area of the improvements in the Demised Premises is taken by condemnation, Lessee may, at Lessee's option, to be exercised in writing within thirty (30) days after Lessor has given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. In the event Lessee does not terminate this Lease or in the event the option to terminate does not arise because the area condemned does not meet the maximum percentage indicated, this Lease shall remain in full force and effect as to the portion of the premises remaining, except that the rent shall be reduced in the proportion that the floor area taken bears to total floor area of the Demised Premises prior to taking.

     In any event, Lessee shall have no claim against Lessor by reason of such taking or termination and shall not have any claim or right to any portion of the amount that any may be awarded or paid to Lessor as a result of any such taking. The entire compensation awarded in or by reason of said eminent domain proceedings shall belong to Lessor without any deduction therefrom for any present or future estate or interest of Lessee and Lessee hereby assigns to Lessor all of Lessee's right, title and interest in and to any and all such compensation together with any and all rights, estate and interest of Lessee now existing or hereafter arising in and to the same or any part thereof.

     17.  Subordination of Lease
          ----------------------

     Lessor reserves the right to subordinate this Lease at all times to the lien of any mortgage, mortgages, trust deed or trust deeds now or hereafter in existence. Lessee agrees to execute, upon demand, such further instruments subordinating this Lease to the lien of any such mortgage, mortgages, trust deed or trust deeds as shall be desired by Lessor, or any mortgagees or proposed mortgagees or trustees under trust deeds, upon condition that Lessee shall have the right to remain in possession of the Demised Premises under the terms of this Lease, notwithstanding any default in any such mortgage, mortgages, trust deed or trust deeds, or after foreclosure thereof, so long as Lessee is not in default under any of the covenants, conditions and agreements contained in this Lease. As herein used, the term "foreclosure" shall include both judicial proceedings and the exercise of a power of sale under any mortgage or deed of trust without recourse to judicial proceedings.

     If any mortgagee or trustee elects to have this Lease and the interest of Lessee hereunder superior to any such interest or right and evidences such election by written notice given to Lessee, then this Lease and the interest of Lessee hereunder shall be deemed superior to any such mortgage or trust deed, whether this Lease was executed before or after such mortgage or trust deed, and in this event such mortgagee or trustee shall have the same rights with respect to this Lease as if it had been executed and delivered prior to the execution and delivery of the mortgage or trust deed and had been assigned to such mortgagee or trustee.

     Lessee shall execute and deliver whatever instruments may be required for such purposes, and in the event Lessee fails so to do within ten (10) days after demand in writing, Lessee does hereby make, constitute and irrevocable appoint Lessor's agent as its attorney in fact and in its name, place and stead so to do.

     18.  Estoppel Certificate
          --------------------

     At any time, and from time to time, Lessee agrees, upon request in writing from Lessor, to execute, acknowledge and deliver to Lessor, a statement in writing certifying that this Lease is

[****] [****] [****] [****] [****] [****] [****] [****] [****] [****]
modifications, that the same is in full force and [****] as modified and stating the modifications) and the dates to [****] rent and other charges have been paid.

     19.  Remedies
          --------

     All rights and remedies of Lessor herein created or otherwise existing at law or equity are cumulative and the exercise of one or more rights or remedies shall not be taken to exclude or waive the right to the exercise of any other. All such rights and remedies may be exercised and enforced concurrently and whenever and as often as Lessor shall deem desirable.

     The failure of Lessor to insist upon strict performance by Lessee of any of the covenants, conditions and agreements of this Lease shall not be deemed a waiver of any of Lessor's rights or remedies concerning any subsequent or continuing breach or default by Lessee of any of the covenants, conditions, and agreements of this Lease. No surrender of the Demised Premises shall be effected by Lessor's acceptance of rental or by any other means whatsoever unless the same be evidenced by Lessor's written acceptance of such as a surrender.

     20.  Quiet Enjoyment
          ---------------

     Lessor represents that at the time of the execution of this Lease the Demised Premises may lawfully be used for Lessee's intended purposes and further agrees that so long as Lessee is not in default hereunder and so long as Lessee is not in violation of any "Rules and Regulations" as shown in Paragraph 28, Lessee shall have the quiet enjoyment of the Demised Premises without let or hindrance on the part of Lessor, and Lessor will defend Lessee in the peaceful and quiet enjoyment of the Demised Premises against the claims of all persons claiming by, through or under Lessor.

     21.  Security Deposit
          ----------------

     Lessee has deposited with Lessor a Security Deposit of THREE HUNDRED THIRTY NINE THOUSAND FIVE HUNDRED EIGHT and 80/100 DOLLARS ($39,508.80) for the faithful performance of each and every covenant, condition and agreement of this Lease. Lessor shall have the right, but not the obligation, to apply the Security Deposit, in whole or in part, in payment of any unpaid rent or other amount due because of an unperformed covenant or agreement by Lessee. Lessee's right to possession of the premises for non-payment of rent or for any other reason, shall not be affected by the fact that Lessor holds security. Lessee's liability is not limited to the amount of the Security Deposit. On termination of the Lease and full payment of all amounts due and performance of all Lessee's covenants and agreements (including surrender of the Demised Premises in accordance with Paragraph 13), the Security Deposit or any portion thereof remaining unapplied shall be returned to Lessee without interest.

     Lessee hereby agrees not to look to the mortgagee of the Premises, as mortgagee, mortgagee in possession, or successor in title to the Premises, for accountability for any security deposit required by Lessor hereunder, unless said sums have actually been received by said mortgagee as security for Lessee's performance or this Lease.

     22.  Interest Upon Arrears
          ---------------------

     (a) It is further covenanted and agreed that each and every installment of rent accruing under the covenants of this Lease, which shall not be paid when due, shall bear interest at the rate of thirteen percent (13%) per annum from the date when the same is payable under the terms of this Lease until the same shall be paid to Lessor, and that all other sums becoming due or payable to Lessor under this Lease, including all monies expended by Lessor pursuant to the provisions of this Lease, or on account of any default by this Lease (which monies shall be and become additional rental due hereunder and shall be payable forthwith when [****] [****] Lessor), shall in like manner bear interest from the [****] [****] when the same shall become due and payable to Lessor at such [****] of thirteen per cent (13%) per annum until the same shall be paid by Lessee to Lessor. Any such monies expended by Lessor shall be considered a business loan within the purview of Chapter 74, Section 4 (c) of the Illinois Revised Statutes (1975).

     (b) If by the terms and conditions of this Lease, Lessor shall exercise its option to make payment of any sums due and owning by Lessee, or which by the terms of this lease shall be paid by Lessee, the sums so paid by Lessor shall bear interest at the rate of thirteen percent (13%) per annum. Such advances shall be considered a business loan made by Lessor to Lessee and shall be deemed to be within the purview of Chapter 74, Section 4 (c) of the Illinois Revised Statutes, 1975, and if not paid on demand shall be considered a default by Lessee in the payment of rent and Lessor may, in addition to any other remedy available to it, exercise the remedy set forth in this Lease for the non-payment of rent.

     23.  Lessee's Option to Purchase
          ---------------------------

     (a) Provided that Lessee is not in default, Lessee shall have the following option to purchase the Premises during the final sixty (60) days of the term of this Lease:

          (i) Lessee shall have the right to purchase all but not less than all of the Premises then leased hereunder during the Lease term, or any extension thereof, at a price equal to the "fair market value" (as defined). Lessee shall give Lessor written notice of its election to exercise the purchase option provided for in this Paragraph and of the desired closing date for the purchase. Said notice shall be given at least 180 days prior to the desired closing date. Payment of the option price shall be made on the closing date, in funds there current, against delivery of a good and sufficient Trustee's Deed transferring and conveying to Lessee all right, title and interest of Lessor in and to the Premises. Lessor shall not be required to make any representation or warranty as to the condition of the Premises or any other matters.

          (ii) The "fair market value" shall be an amount mutually agreed upon by Lessor and Lessee; provided that if Lessor and Lessee are unable to agree upon the fair market value of the Premises within 30 days after receipt by Lessor of the notice of Lessee's election to exercise the purchase option, the fair market value shall be determined by an appraiser selected by mutual agreement of Lessor and Lessee. If Lessor and Lessee are not able to agree upon an appraiser, or if the fair market value is not so determined within 30 days after receipt by Lessor of Lessee's election to purchase, each party shall select an appraiser and the two appraisers so selected shall choose a third appraiser. The three appraisers so selected shall then determine the fair market value of the Premises.

          (iii) Unless Lessee has given Lessor notice as required in connection with exercise of the foregoing option, at least 180 days prior to the end of the term of this Lease, then all of the Premises leased hereunder shall be returned to Lessor in accordance with Paragraph 13 hereof at the end of the Lease term.

     (b) Notwithstanding any election of Lessee to purchase, the provisions of this Lease shall continue in full force and effect until the date of purchase and the passage of ownership of the premises to Lessee.

     (c) With its notice of election to purchase, Lessee shall include a cashier's or certified check, payable to the order of Lessor, in the amount of ONE HUNDRED FIFTY THOUSAND DOLLARS ($150,000.00) as a deposit and to apply on account of the payment of receipt of such notice, deliver to Lessee a preliminarly Commitment for Title Insurance issued by a Title Insurance Company reasonably acceptable to Lessee covering the date of such [****] in the amount of the purchase price, subject only to matters and things to which this Lease is made subject, current real estate taxes and other liens which under the provisions of this Lease Lessee is obligated to pay or discharge, a first mortgage to Mutual Benefit Life in the original principal amount of THREE MILLION and 00/100 DOLLARS ($3,000,000.00) and any other liens which have been established by Lessee, the general exceptions or so-called "stock exceptions" at the time generally contained in Owner's Policies issued by such Title Insurance Company and this Lease and the rights of Lessee and other persons claiming under Lessee. Upon consummation of the said sale, Lessee may take title subject to the existing first mortgage should the mortgage consent, and if so, it shall receive credit for the then outstanding balance due thereunder. There shall be no further prorations between the parties, other than advanced rents and Lessor agrees to assign its interest to Lessee in this Lease and in all policies of insurance for which premiums have been paid by Lessee.

     25.  Arbitration
          -----------

     In each case specified in this Lease in which it shall become necessary to resort to arbitration, such arbitration shall be determined as provided in this paragraph 24. The party desiring such arbitration shall give written notice to that effect to the other party, specifying in said notice the name and address of the person designated to act as arbitrator on its behalf. Within fifteen (15) days after the service of such notice, the other party shall give written notice to the first party specifying the name and address of the person designated to act as arbitrator on its behalf. If the second party fails to notify the first party of the appointment of its arbitrator, as aforesaid, within or by the time above specified, then the appointment of the second arbitrator shall be made in the same manner as hereinafter provided for the appointment of a third arbitrator in a case where the two arbitrators appointed hereunder and the parties are unable to agree upon such an appointment. The arbitrators so chosen shall meet within ten (10) days after the second arbitrator is appointed and if, within thirty (30) days after the second arbitrator is appointed, the said two arbitrators shall not agree upon the question in dispute, they shall themselves appoint a third arbitrator who shall be a competent and impartial person; and in the event of their being unable to agree upon such appointment within ten (10) days after the time aforesaid, the third arbitrator shall be selected by the parties themselves if they can agree thereon within a further period of fifteen
(15) days. If the parties do not so agree, then either party on behalf of both, may apply to the then Chief Judge of the United States District Court for the Northern District of Illinois, Eastern Division, for the appointment of such third arbitrator and the other party shall not raise any question as to the Court's full power and jurisdiction to entertain the application and make the appointment. The decision of the arbitrators so chosen shall be given within a period of thirty (30) days after the appointment of such third arbitrator. Each party shall pay the fees and expenses of the one of the two original arbitrators appointed by such party, or in whose stead as above provided, such arbitrator was appointed, and the fees and expenses of the third arbitrator, if any, shall be borne equally by both parties. All arbitration as provided herein shall take place in the City of Chicago, County of Cook, State of Illinois.

     In the event a panel of three arbitrators cannot reach a unanimous decision, then a binding and conclusive determination shall be made as follows: the decision which any two so appointed and acting shall concur.

     Lessor and Lessee agree to execute, acknowledge, [****] duplicate originals, and deliver to each other, a Memorandum of Lease in the form of Exhibit "B" attached hereto in order that it may be recorded in the Recorder's Office of Cook County, Illinois, as evidence and notice of the existence of this Lease and of the rights, titles and interests of Lessor and Lessee hereunder.

     26.  Rules and Regulations
          ---------------------

     (a) All loading and unloading of goods shall be done only in the areas and through the entrances designated for such purpose by Lessor;

     (b) All garbage and refuse shall be kept in the kind of container specified by Lessor, shall be placed in the areas specified by Lessor and prepared for collection in the manner and at the times and places specified by Lessor;

     (c) Lessee shall keep the Demised Premises at a temperature sufficiently high to prevent freezing of water in pipes and fixtures;

     (d) Lessee shall not make or permit any objectionable noise or odor to emanate from the Demised Premises and no person shall use the Demised Premises as sleeping quarters, sleeping apartments or lodging rooms;

     (e) Lessee shall obtain all permits or licenses necessary to conduct its business;

     In the event of any breach of any rules and regulations herein set forth or any amendments or additions, thereto, Lessor shall have all remedies in this Lease provided for default of Lessee.

     27.  Signs
          -----

     Lessee may install, maintain and replace on the exterior walls of the Demised Premises a sign or signs, provided that the erection of said sign(s) by Lessee shall first be approved by appropriate governmental authorities and Lessor prior to being erected. Lessee shall make all repairs required by reason of the installation and maintenance of its sign(s), except damage caused by the acts or omissions of Lessor, its agents, servants or employees.

     28.  Service of Notice
          -----------------

     Any notice or demand or statement of interest which either party hereto may desire to serve upon the other in furtherance of any provision of this Lease shall be sufficiently served if the same be enclosed in a sealed envelope, which envelope shall be deposited in the United States Post Office, postage prepaid and certified or registered, return receipt requested and addressed in the instance of Lessor to Chicago Title and Trust Company, Attention: Trust Department, 111 West Washington Street, Chicago, Illinois and to Donald W. Kosterka, 990 North Lake Shore Drive, Chicago, Illinois 60611, or any other address which Lessee may be notified in writing by Lessor, and in instance of Lessee to AGI Incorporated, 1950 North Ruby Street, Melrose Park, Illinois 60160, or such other address as Lessee shall designate by notice. Such notice shall be deemed to have been served at the time of receipt thereof.

     29.  Access To Premises
          ------------------

     Lessee agrees that Lessor, Lessor's beneficiaries and their agents, employees or servants or any person authorized by Lessor may enter the Demised Premises during normal business hours, except that Lessor shall be permitted to enter the Demised Premises at any time when Lessor believes there is an emergency situation which warrants additions, improvements, changes or alterations to the Demised Premises, as Lessor may elect to make, and to [****] same to prospective purchasers of the Demised Premises or to respective tenants and to place upon the Demised Premises at such places as may be determined by Lessor "for rent" signs or notices during the last one hundred eighty (180) days of the term hereof and Lessee undertakes and agrees that neither Lessee nor any person within Lessee's control will interfere with such signs or notices. Such entry, inspection and repairs, additions, improvements, changes or alterations as Lessor may make on the Demised Premises shall not constitute eviction of Lessee in whole or in part and the rent reserved shall in no way abate while such work is being done by reason of loss or interruption of business of Lessee or otherwise.

     If Lessee or Lessee's agents or employees shall not be present to permit entry into the Demised Premises at any time and for any reason when entry therein shall be necessary or permissible under this Lease, Lessee or Lessor's beneficiaries or their agents or employees may enter same by reasonable means.

     30.  Successors and Assigns
          ----------------------

     This Lease shall inure to the benefit of and be binding upon the heirs, executors, administrators, successors and assigns of Lessor, and each of them, and the successors and assigns of Lessee.

     31.  Entire Agreement
          ----------------

     This instrument contains the entire and only agreement between the parties, and no oral statements or representations or prior written matter not contained in this instrument shall have any force or effect. This Lease shall not be modified in any way or terminated, except by a writing executed by both parties.

     32.  Partial Invalidity
          ------------------

     If any term, covenant, condition or provision of this Lease, or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease shall not be affected thereby and each term, covenant, condition and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

     33.  Force Majeure
          -------------

     Whenever Lessee or Lessor shall be required hereunder or by law to perform any provisions of this Lease other than the payment of money or to perform or comply with any law, order, ordinance, or building, zoning or other regulation, requirement or rule of any governmental authority having jurisdiction, or to discharge any lien against the Demised Premises or to perform any covenant hereunder, neither Lessee nor Lessor shall be deemed in default therein and neither Lessor nor Lessee shall enforce or exercise any of its rights hereunder if and so long as:

     (a) Non-performance or default therein shall be caused by strikes, lockouts, non-availability of labor or materials, war or national defense pre-emptions, governmental restrictions, acts of God or other causes beyond the control of either Lessee or Lessor; or

     (b) Lessor or Lessee shall contest the matter involved with the diligence and in good faith in a proper forum or court with the person or governmental authority requiring such Payment, act, work, labor or services or contract or lien; provided, however, that Lessee or Lessor shall indemnify the other party against any loss or expense arising out of the failure of Lessee or Lessor so to pay or perform during the pendency of such contest.

     During the term hereof Lessee shall pay prior to [****] all taxes assessed against and levied upon fixtures, furnishings, equipment and all other personal property of Lessee contained in the Demised Premises, and Lessee shall cause said fixtures, furnishings, equipment and other personal property to be assessed and billed separately from the real property of Lessor.

     35.  Interpretation
          --------------

     The time of the performance of all of the covenants, conditions and agreements of this Lease is of the essence of this agreement.

     The necessary grammatical changes required to make the provisions of this Lease apply in the plural sense where there is more than one tenant and to either corporations, associations, partnerships or individuals, males or females, shall in all instances be assumed as though in each case fully expressed. Lessor's beneficiaries shall have the right to enforce the obligations of Lessee in this Lease set forth in their own names or through an agent. The laws of the State of Illinois shall govern the validity, performance and enforcement of this Lease. The captions of the several articles contained herein are for convenience only and do not define, limit, describe or construe the contents of such articles.

     36.  Attorneys' Fees
          ---------------

          In case Lessor, Lessor's beneficiaries or their agents or employees or any of them shall be made a party to any litigation commenced by or against Lessee, and Lessor, Lessor's beneficiaries of their agents or employees is not found to be at fault, then lessee shall pay all costs, expenses and reasonable attorneys' fees incurred or paid by Lessor, Lessor's beneficiaries or their agents or employees in connection with such litigation. Lessee shall also pay all costs, expenses and reasonable attorney's fees that may be incurred or paid by Lessor, Lessor's beneficiaries and either's agents in enforcing the covenants and agreements of this Lease.

     37.  Lessor's Consent
          ----------------

          Wherever Lessor's consent is required, it shall not be unreasonably withheld or delayed.

     38.  Termination of Previous Lease
          -----------------------------

          Lessor and Lessee hereby terminate as of 11:59 p.m., May 31, 1985 that certain lease dated February 2, 1977 between Lessor and Lessee whereby Lessor leased the Demised Premises to Lessee.

     39.  Trust
          -----

          It is expressly understood and agreed that this Lease is executed by the undersigned Trustee, not personally but solely as Trustee under the terms of that certain agreement dated the 1st day of February, 1977, creating Trust No. 1069185; the covenants, undertakings, representations and agreements herein made are made and intended not as personal covenants, undertakings, representations and agreements of the Trustee or its beneficiaries, individually, or for the purpose of binding them personally, but this instrument is executed and delivered by Chicago Title and Trust Company as trustee, solely in the exercise of the powers conferred upon it as such Trustee under said agreement and no personal liability or personal responsibility is assumed by, nor shall at any time be asserted or enforced against the Chicago Title and Trust Company as trustee or its beneficiaries, on account hereof, or on account of any covenant, undertaking, representation, warranty or agreement herein contained, either expressed or implied, all such personal liability, if any, being hereby expressly waived and released by the parties hereto or holder hereof, and [****] persons claiming by or through or under said parties or hold [****].

     IN WITNESS WHEREOF, said Chicago Title and Trust Company has caused its name to be signed to these presents by a ASST. VICE PRESIDENT ________ and its corporate seal to be hereunto affixed and attested by its Assistant Secretary, the day and year first above written.

LESSOR: CHICAGO TITLE AND TRUST COMPANY, not individually, but as Trustee under Trust Agreement dates February 1, 1977, and known as Trust No. 1069185

                                        By [SIGNATURE ILLEGIBLE]
                                           --------------------------------
ATTEST:                                 Its  ASST. VICE PRESIDENT
                                            -------------------------------

[SIGNATURE ILLEGIBLE]
-------------------------
Its  Assistant Secretary
    ---------------------

LESSEE:                                 AGI INCORPORATED, an Illinois
                                        corporation


                                        By [SIGNATURE ILLEGIBLE]
                                           --------------------------------
ATTEST:                                 Its  President



[SIGNATURE ILLEGIBLE]
-------------------------
Its  Assistant Secretary
    ---------------------

COUNTY OF COOK     )   SS.
                   )

     I, OLINTHA SMITH, a Notary Public, in and for said County in the State aforesaid, DO HEREBY CERTIFY that DOROTHY CATALANO, personally known to me to be the ASST, VICE PRESIDENT of CHICAGO TITLE AND TRUST COMPANY, a corporation of the State of Illinois, and ALDA DI MAYO, personally known to be the ASST. Secretary of said corporation, and personally known to me to be the same persons whose names are subscribed to the foregoing instrument appeared before me this day in person and severally acknowledged that they signed and delivered the said instrument as their own free and voluntary acts and as the free and voluntary act of said corporation for the uses and purposes therein set forth, and the said ASST. Secretary did also then and there acknowledge that he as custodian of the corporate seal of said corporation, did affix the said corporate seal of the said corporation to said instrument as his own free and voluntary act and as the free and voluntary act of said corporation for the uses and purposes therein set forth.

     GIVEN under my hand a notarial sal this 29th day of May, 1985.

                                                /s/ Olintha Smith
                                              ----------------------------------
                                                    Notary Public

STATE OF ILLINOIS    )
                     )   SS.
COUNTY OF COOK       )


     I, [SIGNATURE ILLEGIBLE] Notary Public, in and for said County in the State aforesaid, DO HEREBY CERTIFY that Donald W. Kosterka, personally known to me to be the President of AGI INCORPORATED, a corporation of the State of Illinois, and James K Henesan, personally known to to be the Assistant Secretary of said corporation, and personally known to me to be the same persons whose names are subscribed to the foregoing instrument appeared before me this day in person and severally acknowledged that they signed and delivered the said instrument as their own free and voluntary acts and as the free and voluntary act of said corporation for the uses and purposes therein set forth, and the said Assistant Secretary did also then and there acknowledge that he as custodian of the corporate seal of said corporation, did affix the said corporate seal of the said corporation to said instrument as his own free and voluntary act and as the free and voluntary act of said corporation for the uses and purposes therein set forth.

     GIVEN under my hand a notarial seal this 29th day of May, 1985.

                                                    [SIGNATURE ILLEGIBLE]
                                              ----------------------------------
                                                    Notary Public

     My Commission Expires 10/1/85

COUNTY OF COOK   )

     I, ________________________, a Notary Public, in and for said County in the State aforesaid, DO HEREBY CERTIFY that __________________________________,
Personally known to be the ______________________of CHICAGO TITLE AND TRUST COMPANY, a corporation of the State of Illinois, and __________________________, personally known to me to be the _______________ Secretary of said corporation, and personally known to me to be the same persons whose names are subscribed to the foregoing instrument appeared before me this day in person and severally acknowledged that they signed and delivered the said instrument as their own free and voluntary acts and as the free and voluntary act of said corporation for the uses and purposes therein set forth, and the said _____________________ Secretary did also then and there acknowledge that he as custodian of the corporate seal of said corporation to said instrument as his own free and voluntary act and as the free and voluntary act of said corporation for the uses and purposes therein set forth.

     GIVEN under my hand and notarial seal this ___ day of May, 1985.


                                                   _____________________________
                                                            Notary Public

STATE OF ILLINOIS     )
                      )   SS.
COUNTY OF COOK        )


     I, ________________________, a Notary Public, in and for said County in the State aforesaid, DO HEREBY CERTIFY that __________________________________, personally known to be the ______________________ of AGI Incorporated, a corporation of the State of Illinois, and __________________________, personally known to me to be the _______________ Secretary of said corporation, and personally known to me to be the same persons whose names are subscribed to the foregoing instrument appeared before me this day in person and severally acknowledged that they signed and delivered the said instrument as their own free and voluntary acts and as the free and voluntary act of said corporation for the uses and purposes therein set forth, and the said _____________________ Secretary did also then and there acknowledge that he as custodian of the corporate seal of said corporation to said instrument as his own free and voluntary act and as the free and voluntary act of said corporation for the uses and purposes therein set forth.

     GIVEN under my hand and notarial seal this ___ day of May, 1985.


                                                   _____________________________
                                                            Notary Public

                              MEMORANDUM OF LEASE
                              -------------------

     This Memorandum of Lease made as of this ____ day of May, 1985, by and between Chicago Title and Trust Company, not individually, but as Trustee under Trust Agreement dated February 1, 1977 and known as Trust Number 1069185, ("Lessor") and AGI Incorporated f/k/a Album Graphics, Inc., an Illinois corporation ("Lessee").

                                  WITNESSETH:
                                  ----------

     Lessor herby demises and leases to Lessee that certain real estate situated in the County of Cook and State of Illinois, more particularly described on Exhibit "A" attached hereto and made a part hereof (the "Demised Premises").

     To have and to hold unto the said Lessee for a term commencing on the 1st day of June, 1985 and ending on the 31st day of May, 1992.

     Lessor and Lessee hereby terminate as of 11:59 p.m., May 31, 1985 that certain Lease dated February 2, 1977 between Lessor and Lessee whereby Lessor leased the Demised Premises to Lessee, a memorandum of which was recorded with the Recorder of Deeds of Cook County, Illinois on February 28, 1997 as Document Number 23833423.

     The rental for the Demised Premises and the covenants, agreements, terms, provisions, conditions and limitations of the Lease, including an option to purchase the entire Demised Premises, are set forth in that certain Lease between the parties hereto, of even date herewith, and this Memorandum of Lease is subject to all of the covenants, conditions, and terms set forth in said Lease.

     Lessor's address is 111 West Washington, Chicago, Illinois and Lessee's address is 1950 North Ruby Street, Melrose Park, Illinois.

     IN WITNESS WHEREOF, the parties hereto have duly executed these presents and affixed their respective seals as of the day and year first above written.

                                        CHICAGO TITLE AND TRUST COMPANY,
                                        not personally, but as Trustee
                                        under Trust Agreement dated the
"Lessor"                                1st day of February, 1977, and
                                        known as Trust Number 1069185

ATTEST:                                 By__________________________________
                                          Its ____________________ President

________________________________
Its________________ Secretary

                                        AGI INCORPORATED, f/k/a
                                        Album Graphics, Inc.

"Lessee"
                                        By__________________________________
ATTEST:                                   Its President

________________________________
Its________________ Secretary

Prepared by and when recorded           Address of Property:
mail to:
James K. Henegan                        1950 North Ruby Street
Pedersen & Houpt                        Melrose Park, Illinois  60160
180 North LaSalle Street
Suite 3400
Chicago, Illinois  60601

                               LEGAL DESCRIPTION
                               -----------------

PARCEL 1 A:
----------
That part of the East 356.50 feet of the West 1235.10 feet of the Southeast fraction quarter, North of the Indian Boundary Line, of Section 33, Township 40 North, [****] East of the Third Principal Meridian, lying between two lines drawn at right angles through points which are respectively 738 feet North of the North line of North Avenue as dedicated and 1551.64 feet South of the North line of the aforesaid quarter Section of said Section 33, excepting therefrom a parcel of land described by beginning at the Southwest corner of the above described tract of land; thence North along the West [****] thereof, 200 feet; thence Southerly 170.95 feet to a point 30 feet North of the South line and 18 feet East of the West line of the above described tract of land; thence South 30 feet; thence West 18 feet to the point of beginning, in Cook County, Illinois.

PARCEL 1 B:
----------
A parcel of land in the aforesaid Southeast fractional quarter of said Section 33, described as beginning at the Northwest corner of the above described tract of land; thence North 155 feet along the West line of the above described tract of land extend North; thence Southeasterly 121.34 feet to a point 18 feet East of the extended West line and 35 feet North of the North line of the above described tract of land; thence South 35 feet; thence West 18 feet to the place of beginning, in Cook County, Illinois.

PARCEL 2 A:
----------
That part of the East 381 feet of the West 1235.10 feet of the Southeast fractional quarter, North of the Indian Boundary Line, of Section 33, Township 40 North, Range East of the Third Principal Meridian, lying South of a line drawn through a point [****] the East line of the aforesaid West 1235.10 feet which is 618 feet North of the North line of North Avenue as dedicated; excepting therefrom a strip of land 60 feet wide Northwesterly of and adjoining the Indian Boundary Line; and also excepting the West feet of the North 213.02 feet of the tract described; also excepting: That part of the East 7 feet of the West 861.1 feet of the Southeast fractional quarter, North of the Indian Boundary Line, of Section 33, Township 40 North, Range 12, East of the Third Principal Meridian, described as follows: Beginning at the intersection of the North line of North Avenue as dedicated, with East line of the West 854.1 feet of said quarter Section; thence North along said line, 402.49 feet; thence East at right angles, 7 feet; thence South along the East line of the West 861.1 feet aforesaid, 402.54 feet to the North line of North Avenue; thence West along the North line of North Avenue, 7 feet to the point of beginning, in Cook County, Illinois.

PARCEL 2 B:
----------
A triangular parcel of land immediately North of and adjoining the above described tract of land, described by beginning at a point on the North line of said tract, is 29.54 feet East of the Northwest corner thereof, as first described; thence West 5.04 feet; thence North on the East line of West 878.60 feet of the Southeast fractional quarter of said Section 33, a distance of 100 feet; thence Southerly, 100.07 feet to the place of beginning, in Cook County, Illinois.

PARCEL 3:
--------
That part of the East 356.50 feet of the West 1235.10 feet of the Southeast fraction quarter, North of the Indian Boundary Line, of Section 33, Township 40 North, Range [****] East of the Third Principal Meridian, described by beginning at a point on the East *** of described tract, which is 618 feet North of the North line of North Avenue as dedicated; thence West at right angles to said East line, 351.46 feet; thence North [****] 100.07 feet to a point on the East line of West 878.60 feet of aforesaid quarter Section which is 100 feet North of first above described line extended West; thence North **** described line, 220 feet; thence Southeasterly on a line forming an angle of 6 degrees 02'40' measured from South to Southeast with the East line of aforesaid West 878.60 feet, a distance of 170.95 feet to a point on the East line of West 896.60 feet of said quarter Section; thence South along said line, 30 feet; thence East along a line 120 feet North of and parallel with the first above described line,
338.50 feet to the East line of West 1235.10 feet of the Southeast fractional quarter of Section 33, aforesaid; thence South along said line 120 feet to the place of beginning, all in the Village of Melrose Park, in Cook County, Illinois.

                               LEGAL DESCRIPTION
                               -----------------

PARCEL 1 A:
----------
That part of the East 356.50 feet of the West 1235.10 feet of the Southeast fraction quarter, North of the Indian Boundary Line, of Section 33, Township 40 North, Range East of the Third Principal Meridian, lying between two lines drawn at right angles through points which are respectively 738 feet North of the North line of North Avenue as dedicated and 1551.64 feet South of the North line of the aforesaid quarter Section of said Section 33, excepting therefrom a parcel of land described by beginning at the Southwest corner of the above described tract of land; thence North along the West [****] thereof, 200 feet; thence Southeasterly 170.95 feet to a point 30 feet North of the South line and 18 feet East of the West line of the above described tract of land; thence South 30 feet; thence West 18 feet to the point of beginning, in Cook County, Illinois.

PARCEL 1 B:
----------
A parcel of land in the aforesaid Southeast fractional quarter of said Section 33, described as beginning at the Northwest corner of the above described tract of land; thence North 155 feet along the West line of the above described tract of land extend North; thence Southeasterly 121.34 feet to a point 18 feet East of the extended West line and 35 feet North of the North line of the above described tract of land; thence South 35 feet; thence West 18 feet to the place of beginning, in Cook County, Illinois.

PARCEL 2 A:
----------
That part of the East 381 feet of the West 1235.10 feet of the Southeast fractional quarter, North of the Indian Boundary Line, of Section 33, Township 40 North, Range East of the Third Principal Meridian, lying South of a line drawn through a point on the East line of the aforesaid West 1235.10 feet which is 618 feet North of the North line of North Avenue as dedicated; excepting therefrom a strip of land 60 feet wide Northwesterly of and adjoining the Indian Boundary Line; and also excepting the West feet of the North 213.02 feet of the tract described; also excepting: That part of the East 7 feet of the West 861.1 feet of the Southeast fractional quarter, North of the Indian Boundary Line, of
Section 33, Township 40 North, Range 12, East of the Third Principal Meridian, described as follows: Beginning at the intersection of the North line of North Avenue as dedicated, with the East line of the West 854.1 feet of said quarter Section; thence North along said line, 402.49 feet; thence East at right angles, 7 feet; thence South along the East line of the West 861.1 feet aforesaid, 402.54 feet to the North line of North Avenue; thence West along the North line of North Avenue, 7 feet to the point of beginning, in Cook County, Illinois.

PARCEL 2 B:
----------
A triangular parcel of land immediately North of and adjoining the above described tract of land, described by beginning at a point on the North line of said tract, which is 29.54 feet East of the Northwest corner thereof, as first described; thence West 5.04 feet; thence North on the East line of West 878.60 feet of the Southeast fractional quarter of said Section 33, a distance of 100 feet; thence Southerly, 100.07 feet to the place of beginning, in Cook County, Illinois.

PARCEL 3:
--------
That part of the East 356.50 feet of the West 1235.10 feet of the Southeast fraction quarter, North of the Indian Boundary Line, of Section 33, Township 40 North, Range *** East of the Third Principal Meridian, described by beginning at a point on the East *** of described tract, which is 618 feet North of the North line of North Avenue as dedicated; thence West at right angles to said East line, 351.46 feet; thence North [****] 100.07 feet to a point on the East line of West 878.60 feet of aforesaid quarter [****] which is 100 feet North of first above described line extended West; thence North **** described line, 220 feet; thence Southeasterly on a line forming an angle of 6 degrees 02'40' measured from South to Southeast with the East line of aforesaid West 878.60 feet, a distance of 170.95 feet to a point on the East line of West 896.60 feet of said quarter Section; thence South along said line, 30 feet; thence East along a line 120 feet North of and parallel with the first above described line, 338.50 feet to the East line of West 1235.10 feet of the Southeast fractional quarter of
Section 33, aforesaid; thence South along said line 120 feet to the place of beginning, all in the Village of Melrose Park, in Cook County, Illinois.